UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest reported):  June 4, 2012

VIDAROO CORPORATION
(Exact name of registrant as specified in charter)

Nevada	333-147932	26-1358844
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8 N. Highland Ave, Winter Garden, FL                   34787
(Address of principal executive offices)              (Zip Code)

Registrant’s telephone number, including area code: (321) 293-3360

Copies to:
Frederick M. Lehrer, Esq.
Attorney and Counselor at Law
2100 Linton Lake Drive, E
Delray Beach, Florida 33445

Phone: 561 706-7646

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Vidaroo is referred to herein as “we”, “our” or “us”

On June 4, 2012, we entered into an agreement with Vidaroo Intellectual Property, Inc. (“VIP”) to sell the “Software Code” associated with our current online video platform and its relevant components, as follows: (a) Online video platform named “Vidaroo Producer” including editions “Publisher” and “Enterprise”; (b) Software-as-a-service interfaces, which include administrative, billing and affiliate applications; and (c) The marketing application (collectively the “Code”) to VIP.  Vidaroo shall maintain a security interest in the Code subsequent to the sale.  Additionally, VIP shall receive royalties of 20% of the sales that we collect related to “Vidaroo Producer”.

On June 4, 2012, we also entered into an agreement with Vidaroo Licensing, LLC (“VL”) to act as our exclusive agent for licensing of “Vidaroo Producer”.  VL will compensate us with a royalty of 50% of collected revenue from “Vidaroo Producer”

VIP and VL were formed in the State of Florida on June 4, 2012 and May 24, 2012, respectively and operate as our wholly owned subsidiaries.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Vidaroo Corporation

Dated: June 8, 2012	By:	/s/ Thomas Moreland
Name: Thomas Moreland
Title: Chief Financial Officer

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